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                                                                  EXHIBIT 10.2

                                    FORM OF
                                   COACH, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN
              (Conformed Through the Revised Draft First Amendment)


                                    SECTION 1

                                  INTRODUCTION

                  1.1 THE PLAN AND ITS EFFECTIVE DATE. The Coach, Inc. Executive Deferred Compensation Plan ("Plan") is established as of June 1, 2000 (the "Effective Date") by action of the Compensation and Employee Benefits Committee of the Board of Directors of Sara Lee Corporation taken at its meeting on April 26, 2000.

                  1.2 PURPOSE. The Plan is established by Coach, Inc. (the "Company") to enable Eligible Employees (as defined in Section 2.1) to defer future compensation from the Company or an Employer (as defined in Section 6) and to permit such employees to elect to transfer all amounts deferred and not yet paid under the Sara Lee Corporation Executive Deferred Compensation Plan (the "Prior Plan") to the Plan. To the extent that an Eligible Employee elects a transfer of all amounts deferred and not yet paid under the Prior Plan to the Plan, the provisions of the Plan amend and supercede the provisions of the Prior Plan; provided, that elections and beneficiary designations made by such Eligible Employee under the Prior Plan shall remain in effect under the Plan, except as specifically provided in subsection 2.2(i) below. The Plan is intended to be a top-hat plan described in Section 201(2) of the Employee Retirement Income Security Act of 1974 ("ERISA").

                  1.3 ADMINISTRATION. The Plan shall be administered by the Compensation and Employee Benefits Committee of the Board of Directors of the Company (the "Committee"). The Committee shall have the powers set forth in the Plan and the power to interpret its provisions. Any decisions of the Committee shall be final and binding on all persons with regard to the Plan. The Committee may delegate its authority hereunder to the Senior Vice President, Human Resources of the Company or to such other officers of the Company as it may deem appropriate.

                  1.4 PLAN YEAR. The Plan shall be administered on the basis of the calendar year (the "Plan Year"). The first Plan Year shall be a short Plan Year beginning on the Effective Date and ending on the next following December 31st.


                                    SECTION 2

                      PARTICIPATION AND DEFERRAL ELECTIONS

                  2.1 ELIGIBILITY AND PARTICIPATION. Subject to the conditions and limitations of the Plan, all officers and key employees of the Company at the "C" level and above shall be eligible to participate in the Plan ("Eligible Employees"). Any Eligible Employee who makes a Deferral Election as described in
Section 2.2 below shall become a participant in the Plan ("Participant") and shall remain a Participant until the entire balance of his Deferral Account (defined in Section 3.1 below) is distributed to him.

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                  2.2 RULES FOR DEFERRAL ELECTIONS. Any Eligible Employee may
make irrevocable elections to defer receipt of the amounts described in Section
2.3 below (each such election shall be referred to as a "Deferral Election" and the amount deferred pursuant to such an election the "Deferral") for a Plan Year in accordance with the rules set forth below.

                  (a) An Eligible Employee shall be eligible to make a Deferral Election only if he is an active, regular, full-time employee of an Employer on the date such election is made.

                  (b) For each Plan Year, an Eligible Employee may make no more than one Deferral Election for the Eligible Employee's Annual Bonus and such number of Deferral Elections with respect to the Eligible Employee's Annual Base Salary as the Committee may prescribe.

                  (c) Subject to the following, all Deferral Elections must be made in such manner as the Committee may prescribe and must be received by the Committee no later than the date specified by the Committee:

                           (i) In no event will the date specified by the Committee with respect to an Annual Bonus be later than: (A) for the first Plan Year, the thirtieth (30th) day following the Effective Date, or (B) for each Plan Year thereafter, the end of the Plan Year preceding the Plan Year in which the Annual Bonus is anticipated to be paid.

                           (ii) Any Deferral Election with respect to an Eligible Employee's Annual Base Salary shall only apply to that portion of the Eligible Employee's Annual Base Salary remaining to be paid for service during the Plan Year after the date the Deferral Election is made.

                  (d) As part of each Deferral Election, the Eligible Employee must specify the date on which the Deferral will be paid (the "Distribution Date"); provided, that notwithstanding the Eligible Employee's Deferral Election, in no event shall such Deferral be paid prior to the date that Sara Lee Corporation certifies to the Company that it no longer owns either (i) shares of Coach, Inc. common stock representing "control" of the Company (within the meaning of Section 368(c) of the Internal Revenue Code of 1986, as amended (the "Code")) or (ii) shares of Coach, Inc. common stock sufficient to satisfy the "80-percent voting and value test" (described in Section 1504(a)(2) of the Code) (the "Spin-Off Date"), unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the payment, and actually re-issues such repurchased shares

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                           pursuant to such payment. The Distribution Dates
                           specified in an Eligible Employee's Deferral
                           Elections may, but need not necessarily, be the same for all Deferrals. Except as provided in subsection
                           (f) below, each Distribution Date is irrevocable and shall apply only to that portion of the Participant's Deferral Account which is attributable to the Deferral.

                  (e) The Distribution Date selected by an Eligible Employee shall not be earlier than the January 1 immediately following the first anniversary of the date on which the Deferral Election is made.

                  (f) A Participant may make an irrevocable election to extend a Distribution Date (a "Re-Deferral Election"); provided, that no Re-Deferral Election shall be effective unless (i) the Committee receives the election prior to the December 1 of the Plan Year preceding the Plan Year in which the Distribution Date to be changed occurs, and (ii) the new Distribution Date is not earlier than the January 1 immediately following the first anniversary of the date the Re-Deferral Election is made. All Re-Deferral Elections must be made in such manner and pursuant to such rules as the Committee may prescribe.

                  (g) As part of each Deferral Election, an Eligible Employee must elect the manner in which the Deferral will be paid beginning on the selected Distribution Date. The Deferral may be paid in a single lump sum or in substantially equal annual installments over a period not exceeding five (5) years as provided under
                           Section 4.1. Except as provided in Section 4.1, an Eligible Employee's election as to the manner of payment shall be irrevocable. If the Participant elects an installment method of payment the Distribution Date must be as of January 1.

                  (h) A Deferral Election shall be irrevocable; provided, that if the Committee determines that a Participant has an Unforeseeable Financial Emergency (as defined in Section 4.7), then the Participant's Deferral Elections then in effect shall be revoked with respect to all amounts not previously deferred.

                  (i) Any Eligible Employee who was a participant in the Prior Plan on the Effective Date may elect to transfer his or her Prior Plan Deferral Account to the Plan at such time and in accordance with such rules as may be established by the Committee. Amounts transferred under this subsection shall be subject to the Deferral Election and any beneficiary designation made under the Prior Plan and shall be treated as a separate Deferral for all purposes of this Plan. Notwithstanding the foregoing, in the event that the Distribution Date specified in the Prior Plan Deferral Election occurs before the Spin-Off Date, distribution of the Prior Plan Deferral Account

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                           shall not be made until the Spin-Off Date, unless the
                           Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the Prior Plan Deferral payment, and actually re-issues such repurchased shares pursuant to such payment.

                  2.3 AMOUNTS DEFERRED. An Eligible Employee may make a Deferral Election to defer receipt of the following amounts:

                  (a) All or any portion of the Eligible Employee's annual bonus for a year due under an annual bonus plan or any other short-term incentive plan of the Company or an Employer (an "Annual Bonus").

                  (b) All or any portion of the Eligible Employee's Annual Base Salary. "Annual Base Salary" shall mean the regular rate of compensation to be paid to the Eligible Employee for services rendered during the Plan Year excluding severance or termination payments, commissions, foreign service payments, payments for consulting services and such other unusual or extraordinary payments as the Committee may determine.

                  (c) Such other bonuses and incentive payments under any plan or arrangement established by the Company or an Employer as the Committee may designate as compensation eligible for deferral under this Plan in such increments and subject to such limitations and restrictions as the Committee may establish.


                                    SECTION 3

                                DEFERRAL ACCOUNTS

                  3.1 DEFERRAL ACCOUNTS. All amounts deferred pursuant to a Participant's Deferral Elections under the Plan shall be allocated to a bookkeeping account in the name of the Participant ("Deferral Account") and the Committee shall maintain a separate subaccount under a Participant's Deferral Account for each Deferral. Deferrals shall be credited to the Deferral Account as of the Deferral Crediting Date coinciding with or next following the date on which, in the absence of a Deferral Election, the Participant would otherwise have received the Deferral. A "Deferral Crediting Date" shall mean the business day coinciding with or next following the 15th day of each calendar month and the business day coinciding with or next following the last day of each calendar month.

                  3.2 INVESTMENT OF DEFERRAL ACCOUNT. A Participant's Deferral Account shall be invested as follows:

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                  (a)      PRE-INITIAL PUBLIC OFFERING. Prior to the date of the
                           Company's initial public offering (the "IPO Date"), interest will be credited to the Participant's Deferral Account as of (i) each business day coinciding with or next following the last day of each month and (ii) the business day immediately preceding the IPO Date. The rate of interest to be credited shall be equal to 7.5 percent, compounded annually.

                  (b) POST-INITIAL PUBLIC OFFERING. On and after the IPO Date, the amount of the Participant's Deferral Account shall be invested in "Deferred Stock Units" under which each Deferred Stock Unit represents the right to receive one share of Coach, Inc. common stock on the Distribution Date (subject to Sections
                           4.1 and 4.11 below). On the IPO Date, the number of Deferred Stock Units to be credited to the Participant's Deferral Account and appropriate subaccounts shall be determined by dividing the balance of the Participant's Deferral Account on that date by the initial offering price of the common stock of Coach, Inc. After the IPO Date, the number of Coach, Inc. Deferred Stock Units to be credited to the Participant's Deferral Account and appropriate subaccounts on each Deferral Crediting Date shall be determined by dividing the Deferral to be "invested" on that date by the average of the high and low quotes of Coach, Inc. common stock on the applicable day on the New York Stock Exchange Composite Transaction Tape ("Market Value"). Fractional Deferred Stock Units will be computed to two decimal places. On and after the Spin-Off Date, an amount equal to the number of Deferred Stock Units held as of each dividend record date multiplied by the dividend paid on Coach, Inc. common stock on each dividend payment date shall either (a) be credited to the Participant's Deferral Account and appropriate subaccount as of the March 31st, June 30th, September 30th or December 31st coincident with or next following the dividend payment date and "invested" in additional Deferred Stock Units as though such dividend credits were a Deferral or (b) at the election of the Participant at such time and in accordance with such rules as established by the Committee, be paid in cash to the Participant as of the March 31st, June 30th, September 30th or December 31st coincident with or next following the dividend payment date. In the event of any stock dividend, stock split, combination or exchange of securities, merger, consolidation, recapitalization, spin-off or other distribution (other than normal cash dividends) of any or all of the assets of the Company to stockholders, or any other similar change or event effected without receipt of consideration, such proportionate adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change or event shall be made with respect to the number of Deferred Stock Units credited to a Participant's Deferral Account.

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                           Subject to Sections 4.1 and 4.11, the number of
                           shares of Coach, Inc. common stock to be paid to a Participant on a Distribution Date shall be equal to the number of Deferred Stock Units accumulated in the Deferral Account on such date divided by the total of the payments to be made. Deferred Stock Units shall not have voting rights. Except provided in Section 4.11, all payments from the Plan shall be made in whole shares of Coach, Inc. common stock with fractional shares credited to federal income taxes withheld.

                  3.3 VESTING. A Participant shall be fully vested at all times in the balance of his Deferral Account.


                                    SECTION 4

                               PAYMENT OF BENEFITS

                  4.1 TIME AND METHOD OF PAYMENT. Payment of a Participant's Deferral shall be made in a single lump sum or shall commence in installments as elected by the Participant in the Deferral Election. A Participant may make a one-time election after the original Deferral Election to change the method of payment elected by the Participant; provided, that such election shall not be effective unless the election to change the method of payment is received by the Committee prior to the December 1 of the Plan Year preceding the Plan Year in which the Distribution Date specified in the original Deferral Election occurs. If a Participant's Deferral Account is payable in a single lump sum, the payment shall be made as soon as practicable following the Distribution Date but not later than thirty (30) days following the Distribution Date. If a Participant's Deferral is payable in installment payments, then the Participant's Deferral shall be paid in annual installments of substantially equal shares over the period as elected by the Participant in the Deferral Election commencing as soon as practicable following the Distribution Date but not later than thirty (30) days following the Distribution Date. Notwithstanding anything contained in the Plan or a Participant's Deferral Election(s) to the contrary, no distributions or payments shall be made from the Plan prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover such distributions or payments, and actually re-issues such repurchased shares pursuant to such distributions or payments.

                  4.2 PAYMENT UPON TOTAL DISABILITY. In the event a Participant becomes totally disabled before all amounts credited to his Deferral Account have been paid, payment of the Participant's Deferral Account shall be made or shall commence in the method of payment elected by the disabled Participant; provided, that the disabled Participant requests payment in writing within one-hundred eighty (180) days of becoming disabled; and provided further, that no payment shall be made prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the payment, and actually re-issues such repurchased shares pursuant to such payment. If such a request is not made, the disabled

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Participant's Deferrals will be paid pursuant to the Deferral Elections and the normal provisions of the Plan. A Participant will be considered to be totally disabled for purposes of the Plan if the Participant is determined to be totally disabled under the Company's disability plan applicable to the Participant.

                  4.3 PAYMENT UPON RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT. In the event the Participant retires or otherwise terminates employment with the Company for any reason before the entire balance in the Participant's Deferral Account has been paid, the Participant's Deferral Account shall continue to be maintained for the benefit of the Participant and Deferrals shall be paid pursuant to the Deferral Elections and the normal provisions of the Plan; provided, that a Participant's Deferral Election may provide for the immediate payment of the Participant's Deferral Account upon his retirement or other termination of employment; and provided further, that no payment shall be made prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the payment, and actually re-issues such repurchased shares pursuant to such payment.

                  4.4 PAYMENT UPON DEATH OF A PARTICIPANT. In the event a Participant dies before all amounts credited to his Deferral Account have been paid, payment of the Participant's Deferral Account shall be made or shall commence in the method of payment elected by the Participant's Beneficiary or the Executor/Executrix of the Participant's estate; provided, that the request is made in writing within one-hundred eighty (180) days of the Participant's death; and provided further, that no payment shall be made prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the Deferral payment, and actually re-issues such repurchased shares pursuant to such payment. If such a request is not made, the deceased Participant's Deferrals will be paid pursuant to the Deferral Elections and the normal provisions of the Plan.

                  4.5 BENEFICIARY. A Participant's Beneficiary shall mean the individual(s) or entity designated by the Participant to receive the balance of the Participant's Deferral Account in the event of the Participant's death prior to the payment of his entire Deferral Account. To be effective, any Beneficiary designation shall be filed in writing with the Committee. A Participant may revoke an existing Beneficiary designation by filing another written Beneficiary designation with the Committee. The latest Beneficiary designation received by the Committee shall be controlling. If no Beneficiary is named by a Participant or if he survives all of his named Beneficiaries, the Deferral Account shall be paid in the following order of precedence:

                  (a)      the Participant's spouse;

                  (b) the Participant's children (including adopted children), per stirpes; or

                  (c)      the Participant's estate.

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                  4.6 FORM OF PAYMENT. Except as provided in Section 4.11, all payments from the Plan shall be made in whole shares of Coach, Inc. common stock with fractional shares credited to federal income taxes withheld.

                  4.7 UNFORESEEABLE FINANCIAL EMERGENCY. If the Committee or its designee determines that a Participant has incurred an Unforeseeable Financial Emergency (as defined below), the Participant may withdraw in cash and/or stock the portion of the balance of his Deferral Account needed to satisfy the Unforeseeable Financial Emergency, to the extent that the Unforeseeable Financial Emergency may not be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. An "Unforeseeable Financial Emergency" is a severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant; (ii) loss of the Participant's property due to casualty; or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant as determined by the Committee. A withdrawal on account of an Unforeseeable Financial Emergency shall be paid as soon as possible following the date on which the withdrawal is approved; provided, that no withdrawal shall be made prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the withdrawal, and actually re-issues such repurchased shares pursuant to such withdrawal.

                  4.8 EARLY WITHDRAWAL WITH PENALTY. Notwithstanding the other provisions of the Plan to the contrary, a Participant may request a withdrawal from his Deferral Account by filing a request with the Committee or its designee in writing. Payment will be made to the Participant within thirty (30) days of the approval of such a request; provided, that no withdrawal shall be made prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on the open market in a number sufficient to cover the withdrawal, and actually re-issues such repurchased shares pursuant to such withdrawal. Any amount withdrawn under this provision will be charged with a ten (10) percent early withdrawal penalty which will be withheld from the amount withdrawn and forfeited as provided in Section 5.5.

                  4.9 WITHHOLDING OF TAXES. The Company shall withhold any applicable minimum statutory Federal, state or local income tax from payments due under the Plan. The Company shall also withhold Social Security taxes, including the Medicare portion of such taxes, and any other employment taxes as necessary to comply with applicable laws.

                  4.10 SMALL AMOUNTS. Notwithstanding any election by the Participant regarding the timing and manner of payment of his Deferrals, in the event of a Participant's retirement or other termination of employment, the Employer may elect to pay the Participant a lump sum distribution of the entire value of the Participant's Deferral Account; provided, that the value is less than ten-thousand dollars ($10,000) determined as of the Valuation Date coinciding with or immediately following the Participant's termination of employment; provided further, that no payment shall be made prior to the Spin-Off Date, unless the Company demonstrates to the satisfaction of Sara Lee Corporation that it has purchased shares of Coach, Inc. common stock on

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the open market in a number sufficient to cover the payment, and actually re-issues such repurchased shares pursuant to such payment.

                  4.11 PAYMENT UPON BANKRUPTCY LIQUIDATION. Notwithstanding anything contained in the Plan to the contrary, in the event that the Company is liquidated in bankruptcy, (a) no distributions from the Plan shall be made in shares of Coach, Inc. common stock and (b) distributions to a Participant shall be made in cash in an amount determined by multiplying each Deferred Stock Unit in the Participant's Deferral Account by the Market Value of Coach, Inc. common stock on the date such Deferred Stock Unit was first credited to the Participant's Deferral Account.


                                    SECTION 5

                                  MISCELLANEOUS

                  5.1 FUNDING. Benefits payable under the Plan to any Participant shall be paid directly by the Participant's Employer (including the Company if the Participant is employed by the Company). The Company and the Employers shall not be required to fund, or otherwise segregate assets to be used for payment of benefits under the Plan.

                  5.2 ACCOUNT STATEMENTS. As soon as practical after the end of each calendar year (or after such additional date or dates as the Committee, in its discretion, may designate), each Participant shall be provided with a statement of the balance of his Deferral Account hereunder as of the last day of such calendar year (or as of such other dates as the Committee, in its discretion, may designate).

                  5.3 EMPLOYMENT RIGHTS. Establishment of the Plan shall not be construed to give any Eligible Employee the right to be retained in the Company's service or to any benefits not specifically provided by the Plan.

                  5.4 INTERESTS NOT TRANSFERABLE. Except as (a) provided under
(i) Section 4.9 or (ii) an agreement between a Participant and the Company, or
(b) required for purposes of withholding of any tax under the laws of the United States or any state or locality, no benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, or other legal process, or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefits, whether currently or thereafter payable, shall be void. No person shall, in any manner, be liable for or subject to the debts or liabilities of any person entitled to such benefits. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber his benefits under the Plan, or if by any reason of his bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, then the Committee, in its discretion, may terminate the interest in any such benefits of the person entitled thereto under the Plan and hold or apply them for or to the benefit of such person entitled thereto under the Plan or his spouse, children or other dependents, or any of them, in such manner as the Committee may deem proper.

                  5.5 FORFEITURES AND UNCLAIMED AMOUNTS. Unclaimed amounts shall consist of the amounts of the Deferral Account of a Participant that are not distributed because of the Committee's inability, after a reasonable search, to locate a Participant or his Beneficiary, as applicable, within a period of two
(2) years after the date upon which the payment of any benefits becomes due and the amount by which a Participant's Account is reduced under Section 4.8. Unclaimed amounts shall be forfeited at the end of such two-year period. These forfeitures will reduce the obligations of the Company under the Plan and the Participant or Beneficiary, as applicable, shall have no further right to his Deferral Account unless the Committee determines otherwise in a particular case.

                  5.6 CONTROLLING LAW. The law of New York, except its law with respect to choice of law, shall be controlling in all matters relating to the Plan to the extent not preempted by ERISA.

                  5.7 GENDER AND NUMBER. Words in the masculine gender shall include the feminine, and the plural shall include the singular and the singular shall include the plural.

                  5.8 ACTION BY THE COMPANY. Except as otherwise specifically provided herein, any action required of or permitted by the Company under the Plan shall be by resolution of the Board of Directors of the Company or by action of any member of the Committee or person(s) authorized by resolution of the Board of Directors of the Company.


                                    SECTION 6

                             EMPLOYER PARTICIPATION

                  Any subsidiary or affiliate of the Company incorporated under the laws of any state in the United States (an "Employer") may, with the approval of the Committee and under such terms and conditions as the Committee may prescribe, adopt the corresponding portions of the Plan. The Committee may amend the Plan as necessary or desirable to reflect the adoption of the Plan by an Employer; provided, however, that an adopting Employer shall not have the authority to amend or terminate the Plan under Section 7.


                                    SECTION 7

                            AMENDMENT AND TERMINATION

                  The Company intends the Plan to be permanent, but reserves the right at any time by action of its Board of Directors to modify, amend or terminate the Plan; provided, however, that any amendment or termination of the Plan shall not reduce or eliminate any Deferral Account accrued through the date of such amendment or termination. The Committee shall have the same authority to adopt amendments to the Plan as the Board of Directors of the Company in the following circumstances:

                  (a) to adopt amendments to the Plan which the Committee determines are necessary or desirable for the Plan to comply with or to obtain benefits or advantages under the provisions of applicable law, regulations or rulings or requirements of the Internal Revenue Service or other governmental or administrative agency or changes in such law, regulations, rulings or requirements; and

                  (b) to adopt any other procedural or cosmetic amendment that the Committee determines to be necessary or desirable that does not materially change benefits to Participants or their Beneficiaries or materially increase the Company's or adopting Employers' obligations under the Plan.

The Committee shall provide notice of amendments adopted by the Committee to the Board of Directors of the Company on a timely basis.

                  Executed in multiple originals this ___ day of _____________, 2000

                                   COACH, INC.



                                   By:__________________________
                                     Its: _________________________

                                   APPENDIX A
                                       TO
                                   COACH, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN

                                GLOSSARY OF TERMS

As used herein, the term:

                  (1) "Annual Base Salary" means the regular rate of compensation to be paid to the Eligible Employee for services rendered during the Plan Year excluding severance or termination payments, commissions, foreign service payments, payments for consulting services and such other unusual or extraordinary payments as the Committee may determine.

                  (2) "Annual Bonus" means an Eligible Employee's annual bonus for a year due under an annual bonus plan or any other short-term incentive plan of the Company or an Employer.

                  (3) "Beneficiary" means the individual(s) or entity designated by a Participant to receive the balance of the Participant's Deferral Account in the event of the Participant's death prior to the payment of the Participant's entire Deferral Account.

                  (4) "Code" means the Internal Revenue Code of 1986, as amended.

                  (5) "Committee" means the Compensation and Employee Benefits Committee of the Board of Directors of the Company.

                  (6) "Company" means Coach, Inc.

                  (7) "Deferral" means the amount deferred pursuant to a Deferral Election.

                  (8) "Deferral Account" means the bookkeeping account established in the name of the Participant to hold all amounts deferred pursuant to a Participant's Deferral Elections under the Plan.

                  (9) "Deferral Crediting Date" means the business day coinciding with or next following the 15th day of each calendar month and the business day coinciding with or next following the last day of each calendar month.

                  (10) "Deferral Election" means a Participant's irrevocable election to defer receipt of amounts described in Section 2.3 of the Plan for a Plan Year.

                  (11) "Deferred Stock Unit" means the investment vehicle under the Plan under which each Deferred Stock Unit represents the right to receive one share of Coach, Inc. common stock on the Distribution Date (subject to Sections 4.1 and 4.11).

                  (12) "Distribution Date" means the date on which an Eligible Employee elects to have a Deferral paid pursuant to a Deferral Election.

                  (13) "Effective Date" means the effective date of the Plan, June 1, 2000.

                  (14) "Eligible Employee" means each officer or key executive of the Company who is at the "C" level or above.

                  (15) "Employer" means any subsidiary of the Company incorporated under the laws of any state in the United States.

                  (16) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  (17) "Financial Gain" means the difference between the fair market value of the common stock of the Company on the date of exercise and the exercise price, multiplied by the number of shares of common stock purchased pursuant to that exercise (without reduction for any shares of common stock surrendered or attested to).

                  (18) "IPO Date" means the date of the Coach, Inc. initial public offering.

                  (19) "Market Value" of Coach, Inc. common stock means the average of the high and low quotes for Coach, Inc. common stock on the applicable day on the New York Stock Exchange Composite Transaction Tape.

                  (20) "Participant" means any Eligible Employee who makes a Deferral Election or has an Account under the Plan.

                  (21) "Plan" means the Coach, Inc. Executive Deferred Compensation Plan.

                  (22) "Plan Year" means the calendar year.

                  (23) "Prior Plan" means the Sara Lee Corporation Executive Deferred Compensation Plan.

                  (24) "Re-Deferral Election" means a Participant's irrevocable election to extend a Distribution Date.

                  (25) "Spin-Off Date" means the date that Sara Lee Corporation certifies to the Company that it no longer owns either (a) shares of Coach, Inc. common stock representing "control" of the Company (within the meaning of Section 368(c) of the Code) or (b) shares of Coach, Inc. common stock sufficient to satisfy the "80-percent voting and value test" (described in Section 1504(a)(2) of the Code).

                  (26) "Unforeseeable Financial Emergency" means a severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant;
(ii) loss of the Participant's property due to casualty; or (iii) such other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant as determined by the Committee.


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